5. Time Deposits	12 Months Ended
Dec. 31, 2017
Banking and Thrift [Abstract]
Time Deposits

At December 31, 2017, the scheduled maturities of time deposits are as follows:

(Dollars in thousands)

2018	$81,684
2019	21,064
2020	13,343
2021	3,903
2022 and thereafter	3,107

Total	$123,101

At December 31, 2017 and 2016, the Bank had approximately $5.2 million and $7.2 million, respectively, in time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service (“CDARS”) on behalf of local customers. CDARS balances totaled $5.2 million and $7.2 million as of December 31, 2017 and 2016, respectively. The weighted average rate of brokered deposits as of December 31, 2017 and 2016 was 0.07% and 0.05%, respectively.